UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2021

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-55114	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 5.07 is incorporated by reference herein in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 5.07 is incorporated by reference herein in its entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 12, 2021, the Board of Directors of Splash Beverage Group, Inc. (the “Company”), voted unanimously to approve a change in domicile from Colorado to Nevada (the “Reincorporation”) and recommended the Reincorporation to the company’s stockholders for their approval. On October 11, 2021, the holders of in excess of 51% of the outstanding voting stock consented in writing to approve the Reincorporation. The Reincorporation was consummated on November 9, 2021 pursuant to an agreement and plan of merger (the “Plan of Merger”) between the Company and its wholly owned subsidiary Splash Beverage Group, Inc., a Nevada corporation (“Splash Nevada”), whereby the Company merged with and into Splash Nevada with Splash Nevada as the surviving corporation that operates under the name “Splash Beverage Group, Inc.” In connection with the Reincorporation the Company and Splash Nevada filed (i) articles of merger (the “Nevada Articles of Merger”) with the Secretary of State of the State of Nevada, and a (ii) statement of merger (the “Colorado Statement of Merger”) with the Secretary of State of the State of Colorado. Following the merger, the Company’s corporate existence is governed by the laws of the State of Nevada and the Articles of Incorporation, as corrected by the Certificate of Correction dated November 12, 2021, and bylaws of Splash Nevada (the “Nevada Articles” and the “Nevada Bylaws”, respectively).

Upon consummation of the transactions contemplated by the Plan of Merger and resulting Reincorporation, the daily business operations of the Company continued as they were conducted by the Company immediately prior to the Reincorporation and the officers and directors of the Company became the officers and directors of the surviving corporation. The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Upon the effectiveness of the Reincorporation:

1.	each outstanding share of Common Stock of the Company, no par value per share (the “Splash Colorado Common Stock”) was converted into one (1) share of common stock, par value $0.001 per share, of Splash Nevada (the “Common Stock”);
2.	each outstanding share of Splash Nevada Common Stock held by the Company was retired and canceled.
3.	all options and rights to acquire Splash Colorado Common Stock, and all outstanding warrants or rights outstanding on the effective date to purchase Splash Colorado Common Stock, were automatically converted into equivalent options, warrants and rights to purchase one (1) times the number of shares of Common Stock at the same exercise, conversion or strike price of such converted options, warrants and rights;
4.	the Nevada Articles became the articles of the surviving corporation; and
5.	the Nevada Bylaws became the bylaws of the surviving corporation.

Articles of Incorporation

The Nevada Articles provide for 155,000,000 authorized shares of capital stock, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The Board of Directors, at its sole discretion, may designate the rights, preferences and privileges of holders of series of Preferred Stock. Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

The Nevada Bylaws provide, among other things, that each stockholder represented at a meeting of shareholders be entitled to cast one vote for each share of the capital stock entitled to vote held by such stockholder; the Board of Directors shall consist of a minimum of one member and a maximum of six members, the exact number of which shall be fixed by the Board of Directors; directors shall be elected by a plurality of the votes cast at annual meetings of stockholders; and each director so elected shall hold office until the next annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Directors and officers shall be indemnified to the fullest extent authorized by the Nevada Revised Statutes. Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled solely by a majority of the directors then in office.

The foregoing descriptions of the Plan of Merger, the Nevada Articles of Merger, the Colorado Statement of Merger, the Nevada Articles and the Nevada Bylaws are qualified in their entirety by reference to the full text of the Plan of Merger, the Nevada Articles of Merger, the Colorado Statement of Merger, the Nevada Articles, and the Nevada Bylaws, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger

2.2	Articles of Merger filed with the Secretary of State of the State of Nevada

2.3	Statement of Merger filed with the Secretary of State of the State of Colorado

3.1	Articles of Incorporation filed with the Secretary of State of the State of Nevada

3.2	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: November 15, 2021	By:	/s/ Dean Huge
Dean Huge Chief Financial Officer